Execution Version
Exhibit 10.7

AMENDMENT NO. 6

AMENDMENT NO. 6, dated as of  January 19, 2012 (this “Amendment”), by and among BOARDWALK PIPELINES, LP, a Delaware limited partnership (the “Parent Borrower”), TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (“Texas Gas”), and GULF SOUTH PIPELINE COMPANY, LP,  a Delaware limited partnership (“Gulf South” and, together with the Parent Borrower and Texas Gas, the “Borrowers”), severally as Borrowers, BOARDWALK PIPELINE PARTNERS, LP, a Delaware limited partnership (the “MLP”), the Lenders party hereto, and WELLS FARGO BANK, N.A. (as successor to Wachovia Bank, National Association), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the MLP, the Administrative Agent, the Lenders and the other parties thereto have entered into that certain Amended and Restated Revolving Credit Agreement, dated as of June 29, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendment.  Effective as of the Effective Date (as defined below) and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended as follows:

(a) The definition of Consolidated Leverage Ratio in Section 1.1 (Defined Terms)  of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Consolidated Leverage Ratio”:  with respect to any Person as of any date, the ratio of (a) Consolidated Total Debt of such Person and its Subsidiaries on such date to (b) Consolidated EBITDA of such Person and its Subsidiaries for the last four Fiscal Quarter period ending on or before such date; provided, however, that Consolidated Total Debt shall exclude (i) any Subordinated Loans made by the Permitted Investor or any Subsidiary thereof to the MLP or any Borrower; provided, that the aggregate principal amount of such excluded Subordinated Loans pursuant to this clause (i) outstanding at any time shall not exceed $200,000,000, (ii) any Subordinated Loans made by the MLP or any Borrower to any Borrower; provided, that the aggregate principal amount of such excluded Subordinated Loans pursuant to this clause (ii) outstanding at any time shall not exceed $200,000,000, (iii) obligations of the Parent Borrower or any of its Subsidiaries under any Hybrid Securities and (iv) the aggregate principal amount of any Indebtedness of any non-Wholly Owned Subsidiary multiplied by the percentage of the economic interests of such non-Wholly Owned Subsidiary owned directly or indirectly by any Person other than the Borrowers or any Wholly Owned Subsidiary of the Borrowers, unless any Borrower or any Wholly-Owned Subsidiary of any Borrower has a Guarantee Obligation with respect to such Indebtedness, in which case the aggregate principal amount of such Indebtedness so guaranteed shall be included in the calculation of Consolidated Total Debt.”

Exhibit 10.7

(b) Section 7.1 (Limitations on Indebtedness) of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection (b), replacing the period at the end of subsection (c) with “; and”, and adding the following subsection (d) in its entirety to read as follows:

“(d) Indebtedness of any Person that becomes a Subsidiary of any Borrower (other than Indebtedness issued as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transactions pursuant to which such Subsidiary became a Subsidiary of any Borrower) that is outstanding at the time such Person becomes a Subsidiary of any Borrower if, at the time such Person becomes a Subsidiary of any Borrower, and after giving effect to the incurrence of such Indebtedness, (i) such Borrower shall be in pro forma compliance with the financial covenant in Section 5, in each case determined as of the last day of the most recently ended Fiscal Quarter of such Borrower for which financial statements have been delivered to the Administrative Agent pursuant to Sections 6.1(a) or (b), as applicable, and (ii) no Default or Event of Default shall have occurred and be continuing.”

3. Conditions to Effectiveness of this Amendment.  This Amendment shall become effective as of the date (the “Effective Date”) the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Borrowers, the MLP, the Administrative Agent, and the Required Lenders under the Credit Agreement.

4. Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders, on and as of the date hereof, that:

(a) (i) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by such Loan Party and (iii) this Amendment is the legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b) After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents (other than the representations and warranties set forth in Sections 3.2 and 3.6 of the Credit Agreement) is true and correct in all material respects on and as of the date hereof, as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

5. Reaffirmation.

(a) Each Loan Party hereby consents to the execution, delivery and performance of this Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Effective Date, be deemed to be a reference to the Credit Agreement as amended by this Amendment.

(b) Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party are reaffirmed, and remain in full force and effect.

Exhibit 10.7

6. Continuing Effect.  Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrower shall continue to be bound by all of such terms and provisions.  The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same sections for any other date or purpose.

7. Expenses.  The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, and other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of SyndTrak Online relating to the Amendment.

8. Choice of Law.  This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with the law of the State of New York.

9. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

10. Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Loan Document.  This Amendment is a Loan Document.

13. Waiver of Jury Trial.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

Exhibit 10.7

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BOARDWALK PIPELINES, LP,
as Borrower

By: Boardwalk Operating GP, LLC,
its general partner

By: Boardwalk Pipeline Partners, LP,
its managing member

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:

Name:

Title:

TEXAS GAS TRANSMISSION, LLC,
as Borrower

By:
Name:
Title:

GULF SOUTH PIPELINE COMPANY, LP,
as Borrower

By: GS PIPELINE COMPANY, LLC,
its general partner

By:
Name:
Title:

BOARDWALK PIPELINE PARTNERS, LP

By: Boardwalk GP, LP,
its general partner

By: Boardwalk GP, LLC,
its general partner

By:
Name:
Title:

[Signature Page to Amendment No. 6]

Exhibit 10.7

WELLS FARGO BANK, N.A.,
as Administrative Agent and Lender

By:

Name:

Title:

[Signature Page to Amendment No. 6]

Exhibit 10.7

as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 6]